UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2005
KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)
500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)
713-369-9000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
     On November 3, 2005, we issued a press release to announce the pricing of our public offering of 2,600,000 common units representing limited partner interests. A form of the press release is filed as Exhibit 99.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Press Release, dated November 3, 2005.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	KINDER MORGAN G.P., INC., its general partner

	By:	KINDER MORGAN MANAGEMENT, LLC, its delegate

Dated: November 3, 2005	By:	/s/ Joseph Listengart
Joseph Listengart
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated November 3, 2005.